UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 26, 2024
MANNATECH, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1410 Lakeside Parkway, Suite 200
Flower Mound,	Texas	75028
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:		(972)	471-7400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock,	par value $0.0001 per share	MTEX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 20, 2024, , and effective December 1, 2024, in accordance with the Fifth Amended and Restated Bylaws of Mannatech, Incorporated (the “Company”), the Board of Directors of the Company (the “Board”) appointed Robert A. Toth (“Mr. Toth”) as a non-employee board member He will serve as Vice Chairman of the Board of Directors. Mr. Toth will serve as a Class III director of the Board.

Mr. Toth previously served on the Company's board between March 2008 through May 31, 2023. Mr. Toth previously served as the Chairman of the Compensation and Stock Option Plan Committee, served on the Audit Committee, the Nominating/Governance and Compliance Committee, the Science and Marketing Committee, and from August 2014 to March 2019, Vice Chairman of Mannatech’s Board.

As a non-employee director, Mr. Toth will receive the compensation offered to all of the Company’s non-employee directors for services on the Board. He will also receive additional annual compensation of $30,000 as compensation for serving as Vice Chairman. There is no arrangement or understanding between Mr. Toth and any other person pursuant to which he was selected as a director. In addition, there are no transactions in which Mr. Toth has an interest which require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1*	Press Release, dated November 26, 2024 titled ''Mannatech Announces Appointment of Robert A. Toth as Vice Chairman of the Board of Directors''
*Furnished herewith.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2024

MANNATECH, INCORPORATED
By:	/s/ James Clavijo
James Clavijo
Chief Financial Officer